Capital Disclosures	12 Months Ended
Apr. 30, 2022
Disclosure Of Classes Of Share Capital [Abstract]
Capital Disclosures
16.	Capital disclosures

The Company’s objective when managing capital is to safeguard the Company’s ability to continue as a going concern, so that it can continue to provide returns for shareholders and benefits for other stakeholders. The Company considers the items included in the consolidated statements of changes in equity as capital. The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may issue new shares through private placements, sell assets to reduce debt or return capital to shareholders. The Company is not subject to externally imposed capital requirements and there were no changes to the capital management in the year ended April 30, 2022